Supplement dated January 20, 2017
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Jennison Mid Cap Growth Fund	5/1/2016
Effective on January 9, 2017 (the Effective Date), the list of portfolio managers under the caption “Fund Management” in the “Summary of VP - Jennison Mid Cap Growth Fund" section of the Prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Mullman, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	2010
Sheetal Prasad, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	January 2017
The rest of the section remains the same.
On the Effective Date, the information under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About VP - Jennison Mid Cap Growth Fund" section of the Prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Mullman, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	2010
Sheetal Prasad, CFA	Managing Director and Portfolio Manager of Jennison	Co-manager	January 2017
Mr. Mullman joined Jennison in 2000. Mr. Mullman began his investment career in 1987 and earned a B.A. in economics from the College of the Holy Cross and an M.B.A. from Yale University.
Ms. Prasad joined Jennison in 2007. Ms. Prasad began her investment career in 2000 and earned a B.S. in biology from Georgetown University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6546-79 A (1/17)